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                                                                   EXHIBIT 10.12


                        EPIPHANY MARKETING SOFTWARE, INC.

                                  ROGER SIBONI

                       RESTRICTED STOCK PURCHASE AGREEMENT

        THIS AGREEMENT is made between Roger Siboni (the "Purchaser") and Epiphany Marketing Software, Inc. (the "Company") as of July 1, 1998.

        WHEREAS, Purchaser has agreed to become Chief Executive Officer of the Company.

        WHEREAS, in connection with the foregoing, Purchaser desires to purchase from the Company, and the Company desires to sell to Purchaser, shares of the Company's Common Stock.

        NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser agree as follows:

        1. Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser and Purchaser agrees to purchase from the Company, on the Closing Date (as herein defined), 3,200,000 shares of the Company's Common Stock (the "Shares") at a price of $0.20 per share, for an aggregate purchase price of $640,000.

        2. Closing. The purchase and sale of the Shares shall occur at a Closing to be held at a time to be mutually agreed upon by the Company and Purchaser (the "Closing Date"). The Closing will take place at the principal offices of the Company or at such other place as shall be designated by the Company. At the Closing, Purchaser shall deliver to the Company a check payable to Epiphany Marketing Software, Inc. in the amount of $320 and executed copies of a Promissory Note in the aggregate amount of $639,680, a Stock Pledge Agreement, a Stock Power, Joint Escrow Instructions and Consent of Spouse, in substantially the forms attached hereto as Exhibits A-E, respectively, together with such other documents as the Company may reasonably request. The Company will then issue into escrow (as hereinafter described), as promptly thereafter as practicable, a certificate registered in the name of the Purchaser evidencing the Shares.

        3. Vesting of Shares.

               (a)The Shares shall vest and become exercisable as follows:
12/48th of the number of Shares purchased shall vest on the 12-month anniversary of May 12, 1998, with the remainder vesting at the rate of 1/48th of the number of Shares purchased on each monthly anniversary thereafter, for so long as the Purchaser's employment or consulting relationship with Epiphany has not terminated. For purposes of this Agreement, "vesting" shall be synonymous with the lapsing of the Company's repurchase option under Section 4. Further, for purposes of this Agreement, on any applicable date, "Vested Shares" refers to shares that are vested pursuant to the terms of this Agreement on such date and "Unvested Shares" refers to shares that are not vested pursuant to such terms on such date.

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                (b) Notwithstanding Section 3(a), if after a Change of Control of the Company (as defined below):

                          (i) the total compensation paid to Purchaser (which
shall include Purchaser's base salary, base bonus and loan amounts) is reduced;
or

                          (ii) Purchaser is not offered a Senior Executive
Position (as defined below) with the Company or its successor,

                          the vesting of the Shares shall be accelerated as
follows:

                          (x) If the Change of Control is consummated prior to
May 12, 1999, such number of Shares shall vest immediately, in addition to Purchaser's already Vested Shares, that would result in 1/2 of Purchaser's total number of Shares being vested at such time; or

                          (y) if the Change of Control is consummated on or
after May 12, 1999, 1/4 of the Purchaser's total number of Shares shall vest immediately at such time (or if less than 1/4 of the total number of Shares remain Unvested Shares, such number of Unvested Shares).

                (c) "Change of Control" shall mean the occurrence of any of the following events:

                          (i) Any "Person" (as such term is used in Sections
13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than any stockholder of the Company as of the date of this Agreement, is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

                          (ii) A merger or consolidation of the Company other
than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

               (d) "Senior Executive Position" shall mean a position with the Company or its successor that permits Purchaser to run a significant business unit of the Company or its successor or manage a significant function of the Company or its successor.

        4. Repurchase Option.

               (a) If Purchaser's continuous status as an employee or consultant with the Company is terminated for any reason, including for cause, death, and disability, the Company shall have the


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right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all of the Purchaser's Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the "Repurchase Option").

               (b) Upon the occurrence of a termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of the termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's offices. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

               (c) At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company's offices.

               (d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

               (e) The Repurchase Option shall terminate in accordance with the vesting schedule provided in Section 3.

        5. Transferability of the Shares; Escrow.

               (a) Purchaser hereby authorizes and directs Wilson Sonsini Goodrich & Rosati, Professional Corporation ("WSGR"), or such other person or entity designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

               (b) To insure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 4, Purchaser hereby appoints WSGR, or any other person or entity designated by the Company, as Escrow Agent (as defined in the Joint Escrow Instructions discussed below), as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with WSGR, or such other person or entity designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C. The Unvested Shares and stock assignment shall be held by WSGR in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit D, until the Company exercises its Repurchase Option as provided in Section 4, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and


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deliver to the Company the Consent of Spouse attached hereto as Exhibit E. Upon vesting of the Unvested Shares, the Escrow Agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the Escrow Agent's possession belonging to the Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

               (c) The Escrow Agent, the Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

               (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

        6. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchasers shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

               (a) Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 6(a) (the "Right of First Refusal").

                          (i) Notice of Proposed Transfer. The Holder of the
Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

                          (ii) Exercise of Right of First Refusal. At any time
within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

                          (iii) Purchase Price. The purchase price ("Purchase
Price") for the Shares purchased by the Company or its assignee(s) under this
Section 6(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.


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                          (iv) Payment. Payment of the Purchase Price shall be
made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                          (v) Holder's Right to Transfer. If all of the Shares
proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 6(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 6 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                          (vi) Exception for Certain Family Transfers. Anything
to the contrary contained in this Section 6(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 6(a). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Agreement.

               (b) Involuntary Transfer.

                          (i) Company's Right to Purchase upon Involuntary
Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer upon Purchaser's death to Immediate Family as set forth in Section 6(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

                          (ii) Price for Involuntary Transfer. With respect to
any stock to be transferred pursuant to Section 6(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his executor of the


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price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser or his executor does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser or his executor shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser or his estate.

               (c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and Fair Market Value, if the original purchase price is less than the Fair Market Value of the Shares subject to the assignment.

               (d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are satisfied.

               (e) Termination of Rights. The Right of First Refusal granted the Company by Section 6(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 6(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to an underwritten public offering which has been filed pursuant to a Form S-1 registration statement (or its successor) with the Securities and Exchange Commission under the Securities Act.

               (f) Nonexclusivity of Rights. The rights of the Company under this Section 6 shall be addition to, and not in lieu of, all other rights of the Company under this Agreement.

        7. First Amended and Restated Co-Sale Agreement. The Purchaser agrees to be a party to and bound by the terms of that certain First Amended and Restated Co-Sale Agreement, dated as of January 16, 1998, between the Company and certain investors in the Company, as if Purchaser were a Founder under that Agreement.

        8. Restrictive Legends and Stop-Transfer Orders.

               (a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any other legends required by applicable state and federal corporate and securities laws):

                          (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; NO SALE OR DISPOSITION OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN EXEMPTION


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FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED.

                          (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE
TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (b) Stop Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

               (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        9. Purchaser Securities Laws Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

               (a) Purchaser has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is acquiring these Shares for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               (b) Purchaser acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this regard, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Purchaser further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

               (c) Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted


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securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the sale of the Shares to the Purchaser, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Shares exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company,
(3) the amount of Shares being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.


        In the event that the Company does not qualify under Rule 701 at the time of sale of the Shares, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Shares were sold by the Company or the date the Shares were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Shares by an affiliate, or by a non-affiliate who subsequently holds the Shares less than two years, the satisfaction of the conditions set forth in sections (1), (2),
(3) and (4) of the paragraph immediately above. PURCHASER UNDERSTANDS THAT PAYMENT FOR THE SECURITIES WITH A PROMISSORY NOTE IS NOT DEEMED TO BE FULL PAYMENT UNDER RULE 144 UNLESS THE NOTE IS SECURED BY ASSETS OTHER THAN THE SECURITIES.

               (d) Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

        10. Section 83(b) Election; Tax Representation.

               (a) Purchaser hereby acknowledges that he has been informed that, with respect to the purchase of the Shares subject to the Repurchase Option under Section 4, an election may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. Absent such an election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. Purchaser is strongly encouraged to seek the advice of his


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own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit F for reference. A form of cover letter addressed to the Internal Revenue Service to accompany such Election under Section 83(b) is attached hereto as Exhibit G for reference.

               (b) PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

               (c) Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

        11. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

        12. Market Standoff Agreement. Purchaser hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the up to 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act and to execute an agreement reflecting the foregoing as may be requested by the Managing Underwriter at the time of the public offering. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

        13. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

        14. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.


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

        15. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

        16. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

        17. Governing Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of California.

        18. Purchaser Representation. Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.



                  [Remainder of Page Intentionally Left Blank]


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        IN WITNESS WHEREOF, this Restricted Stock Purchase Agreement is deemed made as of the date first set forth above.


PURCHASER:                                  EPIPHANY MARKETING SOFTWARE, INC.

/s/ ROGER S. SIBONI                         /s/ BEN WEGBREIT
-------------------------------             -----------------------------------
Signature                                   By


ROGER S. SIBONI                             EVP R&D & CHAIRMAN OF THE BOARD
-------------------------------             -----------------------------------
Print Name                                  Title



-------------------------------

-------------------------------
Residence Address




Dated:  July 1, 1998


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                                    EXHIBIT A

                                 PROMISSORY NOTE

US$639,680
                                                              Date: July 1, 1998

        FOR VALUE RECEIVED, Roger Siboni ("Maker") hereby absolutely and unconditionally promises to pay to the order of Epiphany Marketing Software, Inc. or its successors and assigns ("Payee") in immediately available funds the principal amount of $639,680 or, if less, the aggregate principal amount of this Note outstanding on such date (the "Principal Sum"), together with accrued and unpaid interest thereon at the rate hereinafter provided.

        1. Repayment. The Principal Sum shall be paid on July 1, 2008, together with all accrued and unpaid interest thereon calculated from the date hereof at the rate provided in Section 2 of this Note. This Note may be repaid, in whole or in part, at any time without premium or penalty, with interest calculated on the outstanding balance. Security for this Note shall be the pledged Collateral as defined in the Stock Pledge Agreement, dated as of the date hereof, by and between the Maker as "Stockholder" and Payee as "Pledgee" (the "Security Agreement").

        2. Interest. This Note shall bear interest on the Principal Sum thereof from time to time outstanding at a rate per annum equal to five and eighty-eight hundredths percent (5.88%), calculated without compounding; additional interest on any amounts outstanding after July 1, 2008 shall accrue at the same rate.

        3. Method and Place of Payment. All payments of the Principal Sum and interest pursuant hereto shall be made in immediately available funds of the United States. All payments shall be made to Payee at is registered office as indicated in Section 8. In the event Maker pays any interest on this Note and it is determined that such rate was in excess of the then-legal maximum interest rate, then the portion of the interest payment representing an amount in excess of the then-legal maximum interest rate shall be deemed a payment of principal and applied against the principal of the Note.

        4. Defaults and Remedies. An "Event of Default" with respect to this Note occurs (i) if Maker defaults in the payment of the Principal Sum or interest thereon when the same becomes due and payable and remains in default for fifteen (15) days after receipt of notice of such default from Payee, (ii) upon the termination by Payee of Maker's employment with Payee, or (iii) upon a voluntary or involuntary bankruptcy of Maker. Upon the occurrence and during the continuation of any Event of Default, (in addition to any other rights and remedies Payee may have hereunder), Payee may by written notice of default to Maker declare all or a portion of the amounts outstanding under this Note as due and payable immediately. Maker agrees to pay all collection expenses, court costs and reasonable attorneys' fees and disbursements that are incurred after July 1, 2008, or such earlier date as the Principal Sum may become due hereunder, in connection with the successful collection under or enforcement of this Note.

        5. Waiver. Except as otherwise specifically provided in this Note, Maker hereby waives presentment, demand, notice, protest, and all other demands and notice in connection with the delivery, acceptance, performance or enforcement of this Note. No failure or delay on the part of Payee in exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law. This Note may be amended, waived or discharged only with the written consent of Payee.

        6. Governing Law; Jurisdiction. THIS NOTE IS MADE AND DELIVERED AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPALS THEREOF. Each of Maker and Payee irrevocably and unconditionally (i) agrees that any action or proceeding against him or it seeking specific performance or other equitable relief or other remedy arising out of this Note shall be brought only in an appropriate court located in the State of California, (ii) submits to the jurisdiction and venue of the courts referred to above in connection with any such action or proceeding and (iii) consents to the service of process outside the territorial jurisdiction of the courts referred to above in any such action and proceeding by sending copies thereof by overnight courier or certified mail to his or its address as specified in Section 8 hereof.

        7. Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

        8. Notices. All notices and other communications provided hereunder shall be in writing or by facsimile and addressed, delivered or transmitted if to Maker at _________________ ____________________________ or if to Payee at
2300 Geng Road, Suite 200, Palo Alto, CA 94303, (650) 496-2330 (telephone),
(650) 496-2431 (facsimile) or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted and confirmed by telephone call to the recipient at the number specified herein.

        9. Successors and Assigns. This Note shall be finding upon Maker and his assigns and successors in interest and shall inure to the benefit of Payee and its administrators, personal representatives, assigns and successors in interest.

        WITNESS MY HAND as of the day and year first above written.

                                      MAKER


                                      /s/ ROGER SIBONI
                                      ------------------------------------
                                      Roger Siboni

                                    EXHIBIT B

                             STOCK PLEDGE AGREEMENT

        THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made and dated as of July 1, 1998 between Epiphany Marketing Software, Inc., a Delaware corporation (the "Pledgee") and Roger Siboni ("Stockholder").

                                    RECITALS

        WHEREAS, Stockholder desires to purchase 3,200,000 shares of Pledgee;

        WHEREAS, Pledgee has agreed that the exercise price for the shares may be paid by Stockholder by means of delivery of an executed promissory note (the "Promissory Note"), to be dated July 1, 1998; and

        WHEREAS, Stockholder has agreed to pledge the shares as collateral for the Promissory Note.

        NOW THEREFORE, in consideration of and in order to induce Pledgee to accept the Promissory Note as consideration for the shares, and for other good and valuable consideration, Stockholder hereby agrees, for the benefit of Pledgee, as follows:

                                    AGREEMENT

        1. Defined Terms. Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

               (a) "Person" shall mean any natural person, corporation, partnership, firm, association, government, governmental agency or any other entity and whether acting in an individual, fiduciary or other capacity.

               (b) "Transfer" shall mean any transfer, sale, issuance, assignment, pledge, encumbrance, award, or confirmation, of any interest in any Pledged Stock (as hereinafter defined), or any attempt to do the same, for consideration or otherwise, whether voluntary, involuntary or by operation of law, irrespective of whether any change in the record ownership of the Pledged Stock occurs, including without limitation whenever any transfer, award or confirmation of any such Pledged Stock occurs to any Stockholder's spouse pursuant to a decree of divorce, dissolution, or separate maintenance, or pursuant to a property settlement or separation agreement, whenever any testamentary or other similar disposition of any interest in any such Pledged Stock occurs upon any Stockholder's death, or whenever any other event which, were it not for the provisions of this Agreement, would cause any such Pledged Stock, or any interest therein, to be sold, assigned, pledged, encumbered, awarded, confirmed, or otherwise transferred, for consideration or otherwise, to any Person, whether voluntarily, involuntarily, or by operation of law.

               Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Promissory Note.

        2. Stock Subject to This Agreement. Stock subject to this Agreement (the "Pledged Stock") shall consist of the 3,200,000 shares of capital stock of Pledgee purchased by Stockholder together with all now existing and hereafter arising rights of the Stockholder as the holder of Pledged Stock, including, without limitation, all voting rights and all rights to cash and non-cash dividends and other distributions on account of the Pledged Stock.

        3. Grant of Security Interest. Stockholder hereby pledges, assigns, and hypothecates, transfers and delivers to the Pledgee all of his Pledged Stock and hereby grants to the Pledgee a first lien on, and security interest in, such Pledged Stock and all other Collateral (as hereinafter defined) pledged hereunder, and in all proceeds thereof, and hereby transfers and delivers to the Pledgee stock certificates evidencing the Pledged Stock, together with appropriate undated stock powers duly executed in blank, to secure payment and performance of the obligations described in Paragraph 5 below.

        4. Collateral. The Collateral shall consist of the following:

               (a) The Pledged Stock together with all new, substituted, exchanged and additional securities issued at any time with respect to such Pledged Stock;

               (b) All now existing and hereafter arising rights of Stockholder as the holder of Pledged Stock, including, without limitation, all voting rights and all rights to cash and non-cash dividends and other distributions on account of the Pledged Stock; and

               (c) All proceeds of the foregoing Collateral, and all proceeds of such proceeds, including proceeds acquired with cash proceeds consisting of any of the property described in paragraphs (a) and (b) above.

               For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto and also includes all interest, dividends and other property receivable or received on account of, the Collateral or proceeds thereof.

        5. Obligations. The obligations secured by this Agreement (the "Obligations") shall consist of any and all debts, obligations and liabilities of the Stockholder (or Maker) to the Pledgee (or Payee) arising under the Promissory Note.

        6. Sale or Transfer of Shares. As a condition precedent to any transfer of Pledged Stock, a counterpart of this Agreement must be executed by the proposed transferee, and such Pledged Stock, with stock powers, executed in blank, shall be delivered to the Pledgee under this Agreement together with such other documents and instruments as may be reasonably requested by the Pledgee in order to perfect the security interest in the Pledged Stock as stated herein.

        7. Authorized Action by the Pledgee. Stockholder hereby irrevocably appoints the Pledgee as his attorney-in-fact to do (but the Pledgee shall not be obligated to and shall incur no liability to Stockholder or any third party for failure so to do), from and after such time as there has occurred a default hereunder, any act that Stockholder is obligated by this Agreement to do, and to exercise such rights and powers as Stockholder might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property thereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral;
(d) transfer the Collateral to the Pledgee's own or its nominee's name; and (e) make any compromise or settlement, and take any other action the Pledgee deems advisable with respect to the Collateral. Each Stockholder agrees to reimburse the Pledgee upon demand for any costs and expenses, including, without limitation, reasonable attorneys' fees, the Pledgee may incur while acting as such Stockholder's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby.

        8. Administration of the Pledged Stock. In addition to any provisions of this Agreement which govern the administration of the Collateral generally, the following provisions shall govern the administration of the Pledged Stock:

               (a) Until there shall have occurred a default hereunder, Stockholder shall be entitled to vote or consent with respect to the Pledged Stock in any manner not inconsistent with this Agreement, the Promissory Note or any document or instrument delivered or to be delivered pursuant to or in connection herewith. If there shall have occurred and be continuing a default hereunder and the Pledgee shall have notified Stockholder that the Pledgee desires to exercise its proxy rights with respect to all or a portion of the Pledged Stock, Stockholder grants to the Pledgee an irrevocable proxy for the Pledged Stock pursuant to which proxy the Pledgee shall be entitled to vote or consent, in its discretion, and in such event Stockholder agrees to deliver to the Pledgee such further evidence of the grant of such proxy as the Pledgee may request.

               (b) In the event that at any time or from time to time after the date hereof, Stockholder, as record and beneficial owner of the Pledged stock, shall receive or shall become entitled to receive, any dividend or any other distribution with respect to the Pledged Stock, whether in securities or property, by way of stock-split, spin-off, split-up, reverse stock split or reclassification, combination of stock or the like, or in case of any reorganization, consolidation or merger, Stockholder, as record and beneficial owner of the Pledged Stock, shall thereby be entitled to receive securities or property in respect of such Pledged Stock, then and in each such case, Stockholder shall deliver to the Pledgee and the Pledgee shall be entitled to receive and retain all such securities or property as part of the Pledged Stock, as security for the payment and performance of the Obligations; provided, however, that until there shall have occurred a default hereunder, Stockholder shall be entitled to retain any cash dividends paid on account of the Pledged Stock.

               (c) Upon the occurrence of a default hereunder, Pledgee may exercise the rights and remedies of the holder of a first priority perfected security interest in the Pledged Stock with respect thereto, including, without limitation, at any sale of any of the Pledged Stock, if it deems it advisable to do so, to restrict the prospective bidders or purchasers to persons or entities who (i) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Stock; and (ii) satisfy the offeree and purchase requirements for a valid private placement transaction under Section 4(2) of the Securities Act of

1933, as amended (the "Act"), and under Securities and Exchange Commission Regulation D, or under any similar state or federal statute, rule or regulation.

               (d) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or other disposition of Pledged Stock, or any part thereof, Stockholder will execute such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use his best efforts to secure the same.

        9. Default and Remedies. Stockholder shall be deemed in default under this Agreement upon the occurrence of an Event of Default under the Promissory Note.

               Upon the occurrence of a default hereunder, the Pledgee may, at its option and without notice to or demand upon Stockholder, and in addition to all rights and remedies at law or in equity or otherwise, (a) foreclose or otherwise enforce the Pledgee's security interest in the Collateral in any manner permitted by law or provided for in this Agreement; (b) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales at the Pledgee's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Pledgee may determine; and (c) recover from Stockholder all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by the Pledgee in exercising any right, power or remedy provided by this Agreement or by law. Stockholder shall be given ten (10) business days prior notice of the time and place of the sale of Pledged Stock at any public sale or of the time after which any private sale or other intended disposition is to be made, which notice Stockholder hereby agrees shall be deemed reasonable notice thereof. Upon any sale or other disposition pursuant to this Agreement, the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of.

        10. Spousal Interests in Stock. To the extent that any Pledged Stock of Stockholder constitutes the community property of Stockholder and his spouse, the Stockholder shall obtain his or her spouse's acknowledgment of and consent to the existence and binding effect of this Agreement, by having a spousal consent in the form attached hereto executed and delivered to the Pledgee. If a Stockholder marries or remarries subsequent to the date of this Agreement, Stockholder shall obtain and deliver to the Pledgee the required spousal consent within a reasonable time, not to exceed thirty (30) days, following the marriage.

        11. Cumulative Rights. The rights, powers and remedies of the Pledgee under this Agreement shall be in addition to all rights, powers and remedies given to the Pledgee by virtue of any statute or rule of law, the Promissory Note or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Pledgee's security interest in the Collateral.

        12. Release of Security Interest. The Pledgee hereby agrees to release its security interest in the Collateral promptly on the date the Promissory Note is repaid in full.

        13. Waiver. Compliance with any provision hereof may be waived only in writing signed by the party against which such waiver is sought to be enforced. No exercise of or failure to exercise any right hereunder, and no partial or single exercise of any such right, shall operate as a waiver, or otherwise affect such exercise or any other exercise, of that or any other right, it being understood that all such rights and all remedies therefor are intended to be cumulative and not exclusive.

        14. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that Stockholder may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Pledgee.

        15. Notice. Any written notice, consent or other communication provided for in this Agreement shall be given in accordance with Section 8 of the Promissory Note.

                  [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above.

                                   EPIPHANY MARKETING SOFTWARE, INC.

                                   By: /s/ BEN WEGBREIT
                                      -----------------------------------------

                                           Ben Wegbreit
                                   --------------------------------------------
                                   Print Name


                                           Chairman & EVP R&D
                                   --------------------------------------------
                                   Title


                                   STOCKHOLDER

                                   /s/ ROGER SIBONI
                                   --------------------------------------------
                                   Roger Siboni

                                    EXHIBIT D

                            JOINT ESCROW INSTRUCTIONS

                                                                    July 1, 1998

Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road
Palo Alto, CA  94304-1050

Attention:  Aaron J. Alter

Ladies and Gentlemen:

        As Escrow Agent for both Epiphany Marketing Software, Inc. (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the "Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 120 days after cessation of Purchaser's continuous status as an employee or consultant with the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10.You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11.You shall be entitled to incur legal expenses on your own, or employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, you may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12.Your responsibilities as Escrow Agent hereunder shall terminate if and when you resign as Escrow Agent by written notice and deliver such notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13.If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14.It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15.Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

PURCHASER:                               COMPANY:

ROGER SIBONI                             EPIPHANY MARKETING SOFTWARE, INC.

/s/ ROGER SIBONI                         Attn: Corporate Secretary
-------------------------------------    2141 Landings Drive
                                         Mountain View, California  94043

Residence Address:

                                         ESCROW AGENT:
-------------------------------------
                                         WILSON SONSINI GOODRICH & ROSATI
                                         Professional Corporation
-------------------------------------
                                         Attn: Aaron J. Alter, Esq.
                                         650 Page Mill Road
                                         Mountain View, California  94304-1050

        16.By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17.This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California.



PURCHASER:                             EPIPHANY MARKETING
                                       SOFTWARE, INC.

/s/ ROGER SIBONI                           Ben Wegbreit
-------------------------------        ------------------------------------
Roger Siboni                           By  Ben Wegbreit
                                       ------------------------------------
                                       Title  Chairman & EVP R&D

                                       ESCROW AGENT:

                                       WILSON SONSINI GOODRICH & ROSATI

                                       Professional Corporation

                                       ------------------------------------
                                       By
                                           /s/ AARON J. ALTER
                                       ------------------------------------
                                       Title  Partner

                                       Dated:  July 1, 1998